UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2010

CORPORATE RESOURCE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30734	80-0551965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Broadway, 11th Floor, New York, NY	10038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 443-2380

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed on our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 31, 2010, on March 24, 2010, Corporate Resource Development Inc. (“CRD”), a Delaware corporation and a wholly-owned subsidiary of Corporate Resource Services, Inc. (the “Company”) entered into a Foreclosure and Asset Purchase Agreement (the “Acquisition Agreement”) with Rosenthal & Rosenthal, Inc., a New York corporation (“Rosenthal”), GT Systems Inc., a New York corporation (“GT”) and certain of GT’s operating affiliates (collectively with GT, “GT Entities”), Eric Goldstein, an individual, Tri-State Employment Services, Inc., a Nevada corporation, and the Company.  On April 5, 2010, the Company completed the acquisition contemplated by the Acquisition Agreement.  Pursuant to the Acquisition Agreement, Rosenthal foreclosed on certain assets (the “Assets”) of the GT Entities’ business related to the temporary and permanent placement of employees, and sold the Assets to CRD in a secured creditor’s private sale under Article 9 of the Uniform Commercial Code, for $3,000,000 in cash (the “Purchase Price”).  The information set forth in our Current Report on Form 8-K filed March 31, 2010, is incorporated by reference as if fully set forth herein.

Item 3.02.	Unregistered Sales of Equity Securities.

In connection with the Company’s guarantee of the Purchase Price, on April 5, 2010, the Company issued 4,257,332 shares of the Company’s common stock, par value $0.0001 per share (the “Shares”) to Rosenthal.  The Shares are held in escrow and are subject to a Stock Repurchase Agreement, dated April 5, 2010, between the Company and Rosenthal, pursuant to which the Company has the right to repurchase some or all of the Shares as the Purchase Price is paid.

The Company relied on an exemption from registration under the Securities Act of 1933, as amended (the “Act”), as set forth in Section 4(2) of the Act and Regulation D promulgated thereunder, as the issuance of the securities did not involve a public offering, the recipient acquired the securities for its own account, the recipient is an “accredited investor” as the term is defined under the Act, and the Company took appropriate measures to restrict transfer.

Item 8.01	Other Events.

On April 8, 2010, CRS issued a press release announcing the completion of the acquisition of the Assets.  A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements.

The financial statements required by Item 9.01(a) of Form 8-K are not included in this Current Report. The Company intends to file these financial statements by an amendment within the time permitted by Item 9.01(a).

(b) Pro Forma Financial Information.

Pro forma financial information required by Item 9.01(b) of Form 8-K are not included in this Current Report. The Company intends to file this pro forma financial information by an amendment within the time permitted by Item 9.01(b).

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Corporate Resource Services, Inc. Press Release, dated April 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Resource Services, Inc.

		By:	/s/ Jay H. Schecter
Name: Jay H. Schecter
Title: Chief Executive Officer

Date:	April 9, 2010

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Corporate Resource Services, Inc. Press Release, dated April 8, 2010.